Exhibit 10.1

SECOND AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Amended and Restated Loan and Security Agreement is entered into as of April 14, 2022 (the “Amendment”), by and between EAST WEST BANK (“Bank”) and IDENTIV, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 8, 2021 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 30, 2021 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.    Borrower and Bank acknowledge and agree that (i) no Nonformula Advances are outstanding and the Nonformula Facility has expired, and (ii) no Advances are outstanding, and notwithstanding anything to the contrary set forth in the Agreement, the Revolving Facility is hereby terminated as of the date hereof, no further Advances shall be made under the Revolving Facility.

2.    The following definitions are added to Section 1.1 of the Agreement in alphabetical order:

“Current Assets” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

“Current Liabilities” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement.

“Current Ratio” means, as of any applicable date, the ratio of Current Assets to Current Liabilities.

“Nonformula II Advance” means each cash advance or cash advances under the Nonformula Facility.

“Nonformula II Facility” means the facility under which Borrowers may request Bank to issue Nonformula II Advances, as specified in Section 2.1(d) hereof.

“Nonformula II Line” means Twenty Million Dollars ($20,000,000).

3.    The following definitions in Section 1.1 of the Agreement are amended and restated in its entirety to read as follows:

“Credit Extension” means each Advance, each Nonformula Advance, each Nonformula II Advance, or any other extension of credit by Bank for the benefit of Borrowers hereunder.

“Revolving Line” means Zero Dollars ($0.00).

4.    The following is added as a new subsection (d) to the end of Section 2.1 of the Agreement:

(d)    Nonformula II Advances.

(i)    Subject to and upon the terms and conditions of this Agreement, Borrowers may request Nonformula II Advances in an aggregate outstanding amount not to exceed the Nonformula II Line. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(d) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Nonformula II Advances under this Section 2.1(d) shall be immediately due and payable.

(ii)    Borrowers shall deliver to Bank a promissory note for the Nonformula II Advances in substantially the form attached hereto as Exhibit B-3. Bank may enforce its rights in respect of the Nonformula II Advances under this Agreement without such note. Borrowers shall use the proceeds of the Nonformula II Advances for working capital purposes. Borrowers may prepay any Nonformula II Advances without penalty or premium.

(iii)    Whenever a Borrower desires a Nonformula II Advance, such Borrower will notify Bank no later than 1:00 p.m. Pacific Time on the Business Day that the Nonformula II Advance is requested to be made; provided however, with respect to the Borrowers’ request for the funding of the initial Nonformula II Advance, such notification shall be made in writing at least thirty (30) days prior to the Business Day on which the initial Nonformula II Advance is requested to be made. Each such notification shall be made (i) by telephone or in-person followed by delivering to Bank a Payment/Advance Request Form in substantially the form of Exhibit B hereto as written confirmation from Borrowers within 24 hours, or (ii) by electronic mail or facsimile transmission of a Payment/Advance Request Form in substantially the form of Exhibit B hereto. Bank is authorized to make Nonformula II Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Nonformula II Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Nonformula II Advances made under this Section 2.1(d) to Parent’s deposit account with Bank.

5.    The following is added as a new clause (iv) to the end of Section 2.3(a) of the Agreement:

(iv)    Nonformula II Advances. Except as set forth in Section 2.3(b), the Nonformula II Advances shall bear interest, on the outstanding Daily Balance thereof, at a per annum rate equal to the Prime Rate minus one quarter of one percent (0.25%).

6.    The references to “Revolving Line” in Section 2.6(c) of the Agreement are replaced with “Nonformula II Line”.

7.    Section 3.2(a) of the Agreement is amended and restated in its entirety to read as follows:

(a) timely receipt by Bank of the Payment/Advance Request Form as provided in Section 2.1; and, with solely respect to Borrowers initial request for the funding of a Nonformula II Advance, the completion of a Collateral audit within thirty (30) days prior to such funding request, the results of which shall be satisfactory to Bank;

8.    Section 6.3(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)     [Intentionally Omitted];

9.    Section 6.3(b) of the Agreement is amended and restated in its entirety to read as follows:

(b)    as soon as available, but in any event within thirty (30) days after the end of each calendar quarter (beginning with quarter ended March 31, 2022), a company prepared consolidated and consolidating balance sheet, income statement, and cash flow statement covering Borrowers’ consolidated and consolidating operations during such period, prepared on a consistent basis from period to period (which may not be in accordance with GAAP), in a form acceptable to Bank and certified by a Responsible Officer; together with a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto;

10.    Section 6.3(c) of the Agreement is amended and restated in its entirety to read as follows:

(c)    [Intentionally Omitted];

11.    Section 6.3(d) of the Agreement is amended and restated in its entirety to read as follows:

(d)    [Intentionally Omitted];

12.    Section 6.3(e) of the Agreement is amended and restated in its entirety to read as follows:

(e)    [Intentionally Omitted];

13.    The following is added to the end of Section 6.4 of the Agreement:

Notwithstanding the foregoing, no such audit shall be undertaken until Borrowers’ initial funding request under the Nonformula II Facility.

14.    Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

(b) Minimum EBITDA. Borrowers’ minimum trailing twelve-month EBITDA measured as of March 31, 2022 and measured on the last day of each calendar quarter thereafter shall be at least $1,200,000.

15.    Section 6.9(c) of the Agreement is amended and restated in its entirety to read as follows:

(c)    [Intentionally Omitted.]

16.    The following is added as a new subsection (d) to the end of Section 6.9 of the Agreement:

(d)    Current Ratio. Borrowers shall maintain a Current Ratio of at least 1.75 : 1.00, measured on a quarterly basis beginning with the quarter ended March 31, 2022.

17.    Exhibit B to the Agreement is replaced in its entirety with the Exhibit B attached hereto.

18.    Exhibit B-3 attached hereto is incorporated in its entirety as Exhibit B-3 to the Agreement.

19.    Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

20.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

21.    Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing, after giving effect to this Amendment.

22.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents requested by Bank no later than five (5) Business Days following the date of execution.

23.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)    this Amendment, duly executed by Borrower;

(b)    Borrower’s annual operating budget and financial projections for fiscal year 2022, pursuant to Section 6.3(d) of the Agreement in effect prior to the date hereof;

(c)    payment of a facility fee equal to $50,000 (unless Borrower has already paid a facility fee to Bank on or around February 8, 2022, pursuant to Section 2.6(a) of the Agreement prior to the date hereof), plus all Bank Expenses incurred through the date of this Amendment; and

(d)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

IDENTIV, INC.

By:	/s/ Justin Scarpulla

Name:	Justin Scarpulla

Title:	Chief Financial Officer

EAST WEST BANK

By:	/s/ Kelvin Chan

Name:	Kelvin Chan

Title:	Managing Director

EXHIBIT B

PAYMENT/ADVANCE REQUEST FORM

TO: East West Bank	DATE: TIME:
FAX #: (408) 748-1268

FROM:	Identiv, Inc., on behalf of all Borrowers	TELEPHONE REQUEST (For Bank Use Only):

	Authorized Signer’s Name	The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.

Authorized Signature (Borrower)
Authorized Request & Phone #

PHONE #:
Received by (Bank) & Phone #

FROM ACCOUNT#:
(please include Note number, if applicable)
TO ACCOUNT #:		Authorized Signature (Bank)
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (Nonformula II Advance)	$	Date Rec’d:
Time:

PRINCIPAL PAYMENT (ONLY)	$
Comp. Status: YES NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrowers stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for an advance confirmed by this Advance Request Form; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)                 YES                 NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number
The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Account	$

EXHIBIT B-3

NONFORMULA II FACILITY NOTE

$20,000,000	April 14, 2022
Santa Clara, California

For Value Received, the undersigned, IDENTIV, INC., on behalf of itself and all other Borrowers, Hereby Promises To Pay to the order of East West Bank (the “Bank”) at its Principal Office located at 2350 Mission College Blvd., Suite 988, Santa Clara, CA 95054, or at such other place as Bank may from time to time designate in writing, in lawful money of the United States and in immediately available funds, the principal amount of Twenty Million Dollars ($20,000,000.00) or so much of the Nonformula II Advances (as defined in the Loan Agreement (defined below)) as may be advanced from time to time, together with interest from the date of disbursement computed on the principal balances hereof from time to time outstanding as set forth in the Amended and Restated Loan and Security Agreement by and between Bank and Borrowers, dated as of February 8, 2021 and as amended from time to time (the “Loan Agreement”). The Loan Agreement is incorporated herein by this reference in its entirety. Capitalized terms used but not otherwise defined herein are used in this Nonformula II Facility Note as defined in the Loan Agreement.

This Nonformula II Facility Note is entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Nonformula II Facility Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Nonformula II Facility Note upon the terms and conditions specified in the Loan Agreement. This Nonformula II Facility Note is also secured by the Collateral described in the Loan Agreement, and reference to the Loan Agreement is hereby made for a description of the rights of Borrowers and Bank in respect to such Collateral.

Borrowers further promise to pay interest on the unpaid principal amount hereof outstanding from time to time from the date hereof until payment in full hereof at the rate (or rates) from time to time applicable to the Nonformula II Advances as determined in accordance with the Loan Agreement. Interest shall be calculated on the basis of a three hundred sixty (360)-day year for the actual days elapsed.

Borrowers waive demand, presentment and protest, and notice of demand, presentment, protest and nonpayment. Except as otherwise provided in the Loan Agreement or other Loan Documents, Borrowers waive all rights to notice and hearing of any kind upon the occurrence of an Event of Default prior to the exercise by Bank of its rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

If this Nonformula II Facility Note is not paid when due, whether at its specified or accelerated maturity date, Borrowers promise to pay all costs of collection and enforcement of this Nonformula II Facility Note, including, but not limited to, reasonable attorneys’ fees and costs, incurred by Bank hereof on account of such collection or enforcement, whether or not suit is filed hereon.

This Nonformula II Facility Note shall be governed and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Nonformula II Facility Note as of the date and year first above written.

IDENTIV, INC.

By: /s/ Justin Scarpulla

Name: Justin Scarpulla

Title: Chief Financial Officer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	EAST WEST BANK

FROM:	IDENTIV, INC.

The undersigned authorized officer of IDENTIV, INC., on behalf of itself and all other Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that the annual financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and such other financial information is prepared consistently from one period to the next; except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Quarterly financial statements	Quarterly within 30 days		Yes	No

Compliance Certificate	Quarterly within 30 days		Yes	No

Deposit balances with Bank	$		Yes	No

Deposit balance outside Bank	$

Financial Covenant	Required	Actual	Complies

Minimum Unrestricted Cash at Bank	$5,000,000	$	Yes	No

Minimum Trailing 12 month EBITDA on and after 3/31/22 (measured quarterly)	$1,200,000	$	Yes	No

Minimum Current Ratio	1.75 : 1.00	: 1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE	Compliance Status	Yes	No
DATE